UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2025
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Alight, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street,
50th Floor, Suite 5000, Chicago, IL		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (224)737-7000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 8, 2025, Alight, Inc. ("Alight" or the “Company”) issued a press release announcing its financial results for the first quarter and fiscal year ended March 31, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
The information contained in Item 2.02 of this Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and will not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On May 6, 2025, the Audit Committee of the Board of Directors of the Company approved a fifteen-month restructuring program (the “Post-Separation Plan” or “PSP”) intended to further optimize our operations following the divestiture of our Payroll and Professional Services business in July 2024. The PSP includes simplifying our post-divestiture operating model, rationalizing our technology spend, expanding our use of artificial intelligence and automation and continued optimization of real estate. The Company currently expects to record in the aggregate approximately $65 million in pre-tax restructuring costs over the duration of the PSP, which includes primarily cash severance payments with an estimated range of $20 million to $30 million and other restructuring cash payments and charges related to technology spend, professional services and optimization of real estate with an estimated range of $25 million to $35 million. The Company estimates an annual savings of over $75 million after the PSP is completed. The PSP is expected to commence in the second quarter of 2025 and to be substantially completed over the estimated fifteen-month period.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release of the Company dated as of May 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGHT, INC.

Date:	May 8, 2025	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary